SECURITIES AND EXCHANGE COMMISION
                               WASHINGTON DC 20549

                                   FORM 8-K/A

                                  AMENDMENT #4

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                          Date of Report: June 5, 2002
                        (Date of earliest event reported)

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                      -------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Idaho                       000-30065                   82-0230842
         -----                       ---------                   ----------
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                            Identification #

                 501 Broadway Suite 200 Idaho Falls, Idaho 83402
                 -----------------------------------------------
            (Address and Zip Code of the Principal Executive Offices)
        Registrant's telephone number including area code: (208) 529-5337

                       FKA: IRON MASK MINING COMPANY, INC.
                       -----------------------------------
                    656 Cedera Street, Ponderay, Idaho 83852.
                    -----------------------------------------
                            (Former Name and Address)


                                 (208) 529-5337
               ---------------------------------------------------
               (Registrants telephone number, including area code)


 Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934
     during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.
                               YES  [X]   NO  [ ]

                           EXPLANATION OF AMENDMENT #4
                           ---------------------------

The Registrant, Intrepid Technology & Resources, Inc., (the "Company"), received a letter from the Securities and Exchange Commission dated February 27, 2004. The Commission made comments and requested the registrant change amendment #3 of the Report on 8-K dated February 19, 2004 to correct the income and include the transaction costs of the merged companies. This amendment 4 makes the necessary changes to the pro forma financial statements and deletes Note 3.


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                 EXPLANATION OF AMENDMENT #2 dated June 13, 2003
                 -----------------------------------------------

The Registrant received a letter from the Securities and Exchange Commission dated April 14, 2003. The Commission made comments and requested financial statements to be included for the acquired company. Amendment 2 made those changes.

                 EXPLANATION OF AMENDMENT #1 dated June 11, 2002
                 -----------------------------------------------

The Registrant filed an initial report on Form 8-K on April 8, 2002 with the Securities and Exchange Commission. That report amended Item2 and Item 7., Financial Statements and Exhibits, to include the historical, pro forma, and other required financial statements for the merger of Intrepid Engineering Services Inc. and Western Technology and Management Inc. within 75 days of March 25, 2002, the date the initial report on Form 8-K was required to be filed.

--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 25, 2002, the Company was created by merging with Intrepid Engineering Services, Inc., an Idaho corporation ("IES"), Western Technology and Management, Inc., an Idaho corporation ("WTM"), and Iron Mask Mining Company (IMKG). The merger was accounted for as a capital transaction with IES as the accounting acquiror. The accounting for this type of transaction is identical to a reverse merger except that no goodwill or intangible assets are recorded. Subsequent to the merger the name was changed to Intrepid Technology and Resources, Inc.

The consideration paid in connection with the merger, determined through arms-length negotiations between executive management resulted in IMKG issuing 24,915,975 million shares of its common stock for the shares of WTM and IES. As a result of the merger WTM and IES shareholders own 25% and 6%, respectively, of the outstanding shares of stock.

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA INFORMATION AND EXHIBITS

The following unaudited pro forma combined condensed financial information of the Registrant relating to the reverse merger include:

(a) Pro Forma Combined Financial Statements
        Pro Forma Combined Balance Sheet December 31, 2001 . . . . . . . .  II-2
        Pro Forma Combined Statement of Operations at December 31, 2001. .  II-3
        Notes to Pro Forma Combined Financial Statement. . . . . . . . . .  II-4


                                      II-1

These financial statements do not purport to be indicative of the combined results of operations of Iron Mask Mining Company (IMKG), Western Technology and Management, Inc. (WTM) and Intrepid Engineering Services, Inc. (IES), that might have occurred had the purchase been completed on such dates, nor are they indicative of future results of operations. Other adjustments may be recorded based upon information to be received in the future and may have a significant impact on total assets, total liabilities, cost of operations, depreciation and amortization, and other expense accounts.

These pro forma adjustments do not reflect possible costs related to regulatory compliance matters, integration or certain abandonment of assets, all of which could result in additional future charges. Any purchase accounting adjustments, or related costs and possible charges arising from the purchase of Intrepid may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements do not give effect to possible future sales of assets or certain of the operations or to any cost savings or other benefits of the business combination, which may result from the integration of Iron Mask and Intrepid.

The unaudited pro forma combined financial statements should be read in conjunction with the notes to the unaudited pro forma combined financial statements, the historical consolidated financial statements of IMKG and related notes as previously filed with the Securities and Exchange Commission and incorporated herein.

                                                   II-2

                                    PRO FORMA COMBINED BALANCE SHEETS
                                         AS OF DECEMBER 31, 2001
                              ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)
                                                UNAUDITED

                                                 HISTORICAL
                                      ----------------------------------   PRO FORMA          PRO FORMA
                                         IES        WTM         IMKG       ADJUSTMENT          COMBINED
                                      ----------  --------  ------------  ------------       ------------
ASSETS
Current assets:
   Cash                               $  51,115   $15,845   $        96   $        --        $    67,056
   Accounts receivable                  305,439        --            --            --            305,439
   Prepaids                                  --        --       120,000            --            120,000
   Milestone accounts receivable        100,000        --            --            --            100,000
                                      ----------  --------  ------------  ------------       ------------
      Total current assets              456,554    15,845       120,096            --            592,495
Fixed assets:
   Property and equipment                51,298        --         2,800            --             54,098
   Less accumulated depreciation        (16,817)       --          (743)           --            (17,560)
                                      ----------  --------  ------------  ------------       ------------
   Net fixed assets                      34,481                   2,057            --             36,538
Other assets
   Mineral rights                            --        --     3,873,456      (150,000)  a      3,723,456
   Goodwill-Flo Rite                     15,895        --            --            --             15,895
                                      ----------  --------  ------------  ------------       ------------
      TOTAL ASSETS                    $ 506,930   $15,845   $ 3,995,609   $  (150,000)       $ 4,368,384
                                      ==========  ========  ============  ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                   $  78,202        --   $    36,703            --        $   114,905
   Accounts payable related party            --        --         2,243            --              2,243
   Accrued wages                         50,417        --            --            --             50,417
   Payroll taxes                         33,484        --            --            --             33,484
   Notes payable shareholders            56,434        --            --            --             56,434
   Bank line of credit                  199,779        --            --            --            199,779
   Loans payable short term              48,824        --       150,000   $  (150,000)  b         48,824
   Deferred compensation                100,000        --            --            --            100,000
   Accrued vacation                      45,311        --            --            --             45,311
                                      ----------  --------  ------------  ------------       ------------
      Total current liabilities         612,451        --       188,946      (150,000)           651,397
Long-term liabilities
   Loans payable                         17,197        --            --            --             17,197
                                      ----------  --------  ------------  ------------       ------------
      Total long-term liabilities        17,197        --            --            --             17,197
Shareholders' equity
   Common stock IES & WTM zero par
   value, IMKG $.005 par value
   77,569,675 issued and outstanding      9,070   $16,120       985,140      (622,482)  c        387,848
   Additional paid in capital                --        --     4,277,604      (467,318)  d      3,810,286
   Accumulated deficit                 (131,788)     (275)   (1,456,081)    1,089,800   e       (498,344)
                                      ----------  --------  ------------  ------------       ------------
      Total shareholders' equity       (122,718)   15,845     3,806,663            --         (3,699,790)
                                      ----------  --------  ------------  ------------       ------------

   TOTAL LIABILITIES AND EQUITY       $ 506,930   $15,845   $ 3,995,609   $  (150,000)       $ 4,368,384
                                      ==========  ========  ============  ============       ============

                                               II-3

                            PRO FORMA COMBINED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 2001
                           ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)
                                             UNAUDITED

                                                     HISTORICAL
                                           ------------------------------  PRO FORMA    PRO FORMA
                                              IES       WTM       IMKG     ADJUSTMENT   COMBINED
                                           ----------  ------  ----------  ----------  -----------
Revenue                                    $1,874,572  $  --   $       5           --  $1,874,572

Expense
Salary                                      1,091,756     --          --           --   1,091,756
Subcontracts                                  406,037     --      58,509           --     464,546
Operating expense                             294,323    275     302,207           --     596,805
Depreciation                                    9,500     --         743           --      10,243
Interest                                       21,051     --       4,827           --      25,878
                                           ----------  ------  ----------  ----------  -----------
Total Expense                               1,822,667    275     366,286           --   2,189,228

Net income before income taxes                 51,905     --    (366,281)          --    (314,651)
Provision for income taxes (benefit)               --     --          --           --          --
                                           ----------  ------  ----------  ----------  -----------

Net income (loss)                          $   51,905  $(275)  $(366,281)          --  $ (314,651)
                                           ==========  ======  ==========  ==========  ===========

Net income (loss) to common shareholders
                                           $   51,905  $(275)  $(366,281)          --  $ (314,651)
                                           ==========  ======  ==========  ==========  ===========

Weighted average shares 56,330,512
Basic earnings (loss) per share                                                        $   (.0056)
                                                                                       ===========

Diluted earnings per share                                                             $       --
                                                                                       ===========

Book value per share                                                                   $   (.0003)
                                                                                       ===========

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS


NOTE 1. INTREPID ENGINEERING SERVICES HISTORICAL.

The historical balances represent the balance sheet and results of operations for IES as of each period indicated as previously reported in the historical consolidated financial statements of IES.

NOTE 2. WESTERN TECHNOLOGY AND MANAGEMENT HISTORICAL.

Western Technology and Management Inc. had a limited balance sheet and operations. The Company consisted of a group of individuals intending to develop a renewable alternative energy business plan. WTM was a part of the merger and the founders became the executive management team of the new entity Intrepid Technology and Resources, Inc.

NOTE 3.  PRO FORMA ADJUSTMENTS.

The pro forma adjustments were made to reflect the capital transaction and to reflect the acquisition as if it had occurred as of January 1, 2001. The pro forma adjustments related to the merger give effect to removing the value of the mineral rights from the balance sheet. According to the SEC's Industry Guide 7, the requirements outlined in the Guide does not allow for this asset to be classified as a reserve and therefore no value can be assessed to the asset. See Note a), below.

IES has made an adjustment to remove all of the short-term loans related to the Garnett mineral rights that were extinguished at the time of the merger. See note b), below.

IES also made adjustments to the common stock, and additional paid in capital account to record the capital transaction. IMKG issued 24,915,975 common shares, $.005 par value for the outstanding zero par value shares of IES and WTM. The result of the transaction was a combined common stock value of $387,848 and $3,810,286 additional paid in capital. See notes c), and d) below.

The retained earnings deficit was adjusted to show the effect of the combined companies as though they existed for the year 2001. See note e).

IES will consider future operational activities and results to determine if appraisals to both asset and liability accounts are required due to circumstances which may arise in the ordinary course of business. Other adjustments may be recorded based upon information to be received in the future and may have a significant impact on total assets, total liabilities, cost of operations, depreciation and amortization, and other expense accounts.

These pro forma adjustments do not reflect possible costs related to environmental matters, litigation liabilities, regulatory compliance matters, integration or certain abandonment of assets, all of which could result in additional future charges. Any accounting adjustments, or related costs and possible charges arising from the merger may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements do not give effect to possible future sales of assets or certain of the operations or to any cost savings or other benefits of the business combination, which may result from the integration of IES, WTM and IMKG.

The pro forma adjustments reflected in the pro forma combined financial statements give effect to the following (in thousands):

a).  Mining Rights               To correct the value of the mineral and surface rights associated with the
                                 Garnett and Copper Cliff properties in Montana, to be  $3,723,456, by removing the $150,000 mineral rights option and related note payable, which has no value option until exercised.  The total adjustment is $150,000.

b).  Short term Loans Payable    To eliminate the $150,000 mineral rights option and related note payable, which had no value option until exercised

c).  Common Stock                To reduce the common stock account to match the valuation of the number of shares outstanding at the assigned par value of $.005


d).  Additional Paid in Capital  To reduce the equity of the Company by the amount of the mining rights and the corresponding adjustment to common stock

e).  Accumulated deficit         To adjust the combined entities accumulated deficit as of December 31,
                                 2001.


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